                                                                   EXHIBIT 10.51

                          ENTERPRISE LICENSE AGREEMENT



The terms of this Enterprise License Agreement (called the "Agreement"), between Edison Schools, Inc. ("you") and International Business Machines Corporation ("IBM"), allow your Enterprise to receive from IBM, the benefit of licensing and support of certain Programs as well as the performance of certain associated Services (collectively, the "ELA Offerings") for one contract price, as set forth in the Charges section of this Agreement. For purposes of this Agreement, Enterprise shall be defined as any legal entity (such as a corporation) and the subsidiaries it owns by more than fifty percent (50%) at the Effective Date of this Agreement. The terms of this Agreement are in addition to, or may modify (for purposes of this Agreement only) those of the "Associated Documents" which govern the acquisition of the ELA Offerings. The terms of the Associated Documents are incorporated into this Agreement by reference, and you and IBM both agree to the terms of the Associated Documents and this Agreement by signing below. The following IBM Agreements comprise the Associated Documents.

1.    IBM Customer Agreement
2.    IBM Agreement for Exchange for Confidential Information ("AECI")

Both of us agree that this Agreement, including all its Associated Documents are the complete Agreement between us and replaces any prior oral and/or written communications between us concerning this subject matter. By signing below, both of us agree to this Agreement. If there is a conflict among the terms of this Agreement and those of the Associated Documents, for the purposes of this Agreement, those of this Agreement prevail.

IN WITNESS WHEREOF, the parties hereto have executed this Enterprise License Agreement.



INTERNATIONAL BUSINESS MACHINES                             EDISON SCHOOLS, INC.
CORPORATION


       /s/ Susana Temprano                         /s/ Don N. Sunderland
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           SIGNATURE                                    SIGNATURE

        Susana Temprano                              Don N. Sunderland
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           PRINT NAME                                   PRINT NAME

        Client Executive                            Chief Info. Officer
------------------------------------       ------------------------------------
             TITLE                                         TITLE

            6/12/00                                       6/12/00
------------------------------------       ------------------------------------
              DATE                                          DATE


AGREED TO:

INTERNATIONAL BUSINESS MACHINES
CREDIT CORPORATION

------------------------------------
             SIGNATURE

------------------------------------
             PRINT NAME

------------------------------------
              TITLE

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              DATE
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1.    CONFIDENTIALITY

The terms of this Agreement are confidential and the parties will not disclose the terms of this Agreement, unless agreed to in writing, or unless required by law. This Agreement will not preclude, or in any way limit, either party from entering into similar agreements with other parties.

2.    CAPITALIZED TERMS

Capitalized terms, the definitions for which are not found in this Agreement, are defined in the Associated Documents.

3.    CONTRACT PERIOD

This Agreement starts on the date of its execution ("Effective Date") and remains in effect for a period of five (5) years from that date, unless earlier terminated as provided herein.

4.    ELIGIBLE PROGRAMS AND LICENSE GRANT

The Programs that qualify for the terms of this Agreement ("Eligible Programs") are defined in Attachment One and the calculation methodology of the Tivoli Management Points per Eligible Program is stated in Attachment Two, both of which are attached to and made part of this Agreement.

IBM grants your Enterprise a non-exclusive, non-transferable, term-limited license to use each of the Eligible Programs for your internal use during the term of this Agreement in accordance with Section 5 below. As defined by Section 6, such licenses at the end of the term will be converted to perpetual licenses.

5.    USE OF ELIGIBLE PROGRAMS

(a)   Initial Purchase Deployment Usage

IBM grants you the right to deploy up to the maximum level of Tivoli Management Points assigned to each Eligible Program as set forth in Table One and Table Two of Attachment One.

During the term of this Agreement, if you elect not to deploy a specific Eligible Program listed in Table One up to the maximum level of Tivoli Management Points allowed, you may substitute other Eligible Programs listed in Table One so long as the aggregate of all Eligible Programs listed in Table One does not exceed 618,083 Tivoli Management Points. To calculate the total number of Tivoli Management Points deployed/deployable per Eligible Program, refer to Attachment Two--Tivoli Management Point Calculation Matrix and Definitions.

(b)   Additional, Other and New Tivoli Program Deployment Usage

During the term of this Agreement and subject to your rights of initial deployment as set forth above, if your actual deployment of the Eligible Programs has exceeded the specified maximum level of Tivoli Management Points listed in Table One and/or Table Two of Attachment One, you agree to purchase additional Tivoli Management Points for the Eligible Programs in excess of the initial deployment in accordance with Table A below. Also during the term and in accordance with Table A below, you may purchase other and new commercially released Tivoli Programs by paying IBM a license fee based on the then current Tivoli Program price extended by the applicable Tivoli Management Points.

                                     TABLE A
-------------------------------------------------------------------------------
LIST PRICE PER TRANSACTION                       DISCOUNT OFF OF LIST PRICE
-------------------------------------------------------------------------------
$0 to $250,000                                              0%
-------------------------------------------------------------------------------
$250,001 to $500,000                                        20%
-------------------------------------------------------------------------------
$500,001 to $1,000,000                                      30%
-------------------------------------------------------------------------------
$1,000,001 and over                                         40%
-------------------------------------------------------------------------------

Further, for all additional, other and new commercially released Tivoli Program purchases, you agree to purchase additional Support at Tivoli's prevailing rates current at the time of such order so that all Eligible Programs licensed sustain current coverage under the existing Support.

6.    ANNUAL RECONCILIATION

You agree to report to IBM the total Tivoli Management Points in use by Eligible Program on each anniversary year of this Agreement. The first report to IBM will be due on July 1, 2001. Notwithstanding IBM may, on an annual basis and upon prior written notice, review the number of Eligible Programs you have placed into use under this Agreement. IBM shall have the right to reproduce, retain copies, and review the records on your premises during your normal business hours. The parties will perform a reconciliation to count the number of deployed Eligible Program and applicable Tivoli Management Points in accordance with Attachments One and Two.

In the event that you have deployed over the maximums allowed per Section (5), IBM will invoice you for the Tivoli Management Points deployed in excess in accordance with the pricing set forth in Table A of Section (5) above, plus associated Support and any applicable taxes.

At the end of the term and upon the final annual reconciliation, you will receive a fully paid-up, perpetual license grant to use up to the total Tivoli Management Points of the Eligible Programs purchased under this Agreement for which IBM has received payment.

7.    SUPPORT

(a) IBM will provide Standard Support to your Enterprise for the Eligible Programs identified in Attachment One on a five-day, twelve hours a day basis for the period of this Agreement. Support will be automatically renewed for subsequent annual periods at the rates listed in the table below, unless, IBM or you provides written notification of your decision not to renew at least thirty (30) days prior to the anniversary date.

-------------------------------------------------------------------------------
 MAINTENANCE YEAR                                         MAINTENANCE FEE
-------------------------------------------------------------------------------
 Year 1 (July 1, 2000 - June 30, 2001)              Included in Initial Charge
-------------------------------------------------------------------------------
 Year 2 (July 1, 2001 - June 30, 2002)                     $1,014,492
 -------------------------------------------------------------------------------
 Year 3 (July 1, 2002 - June 30, 2003)                     $1,077,724
 -------------------------------------------------------------------------------
 Year 4 (July 1, 2003 - June 30, 2004)                     $1,204,185
 -------------------------------------------------------------------------------
 Year 5 (July 1, 2004 - June 30, 2005)                     $1,267,415
 -------------------------------------------------------------------------------

      For Maintenance Years 6 through 8, the annual Maintenance Fee per year shall not exceed the prior year's annual Maintenance Fee escalated by the lesser of 1) ten percent (10%) of the prior year's annual charge, or 2) the sum of the Consumer Price Index plus five percent (5%), times the prior years annual charge.

(b) You agree to purchase additional Support (over and above the annual Support fees stated above) for any additional Tivoli Management Points that were not part of the initial purchase of this Agreement but were licensed in accordance with Section (5) and (6) herein so that all Tivoli Programs licensed sustain current coverage under the existing Support.

(c) You will provide a limited number of points-of-contact ("POC") personnel (up to five) located within the United States, who will be responsible for the following:

            (1) Providing the first level of support for your internal maintenance problems. Your end-user personnel will be required to utilize the POC who in turn will escalate support requirements to lBM/Tivoli if and when such problems are beyond their capacity to resolve. Your POCs will be trained by IBM/Tivoli, at your expense, using lBM/Tivoli's then current training curriculum for POCs.

            (2) Distributing internally to affected users of Tivoli Programs the maintenance support software updates, patches, fixes, and documentation provided by lBM/Tivoli under Maintenance Services.

8.    TIVOLI APPLICATION SERVICE PROVIDER AND OUTSOURCING OPTIONS

During the term of this Agreement you may elect to provide services to end users outside of your Enterprise by entering into a separate Tivoli Application Service Provider Agreement or Tivoli Outsourcing Agreement.

9.    CHARGES

You and IBM Credit Corporation have entered into a financing agreement identified in the IBM Credit Term Lease Master Agreement ("TLMA"), Number 2706097. In accordance with the TLMA and upon execution of this Agreement, IBM shall invoice IBM Credit Corporation for initial order of the Tivoli Management Points for the Eligible Programs listed in Attachment One and the first year of Standard Support totaling $10,770,375. The parties acknowledge and agree that the terms and conditions of this Agreement and the TLMA represent separate agreements which remain independent from one another.

Payment terms for all invoices issued by IBM in accordance with this Agreement shall be net thirty (30) days from date of invoice, unless otherwise stated herein. All fees stated are exclusive of any applicable taxes, for which IBM will invoice you separately upon execution.

10.   GENERAL

(a)   This ELA Offering is valid if executed on or before June 12, 2000.
(b) This Agreement may not be combined with any allowance, discount, or other offering available for these Eligible Programs, unless specifically agreed to in writing by IBM.
(c) Both you and IBM will identify one point of contact to facilitate a) the communication between us and b) the management of this Agreement.
(d) Any terms of this Agreement, which by their nature extend beyond the date this Agreement ends, remain in effect until fulfilled and apply to respective successors and assignees.
(e) You may not transfer or assign this Agreement without IBM's written consent.
(f)   The terms of this Agreement are governed by the laws of the State of New
      York.

                             IBM CUSTOMER AGREEMENT







Thank you for doing business with us. We strive to provide you with high quality Products and Services. If, at any time, you have any questions or problems, or are not completely satisfied, please let us know. Our goal is to do our best for you.

This IBM Customer Agreement (called the "Agreement") covers business transactions you may do with us to purchase Machines, license Programs, and acquire Services.

This Agreement and its applicable Attachments and Transaction Documents are the complete agreement regarding these transactions, and replace any prior oral or written communications between us.

By signing below for our respective Enterprises, each of us agree to the terms of this Agreement. Once signed, 1) any reproduction of this Agreement, an Attachment, or Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original and 2) all Products and Services you order under this Agreement are subject to it.


Agreed to: (Enterprise name)                     Agreed to:
Edison Schools Inc.                              International Business Machines
                                                 Corporation



By:      /s/ Donald Sunderland                    By:   /s/ Susana Temprano
    ---------------------------                      -------------------------
         Authorized signature                           Authorized signature

Name (type or print):                             Name (type or print):
Donald Sunderland                                 Susana Temprano
Date:  6/2/00                                     Date: 6/5/00

Enterprise number: 2705627                        Agreement number: HQ12291

Enterprise address:                               IBM address:
521 5th Ave.                                      590 Madison Ave.
New York, NY  10175                               New York, NY  10022



        After signing, please return a copy of this Agreement to the "IBM address" shown above.